UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2653

Dreyfus Bond Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31

Date of reporting period:	8/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
Municipal	Bond	Fund

ANNUAL REPORT August 31, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
25	Financial Highlights
26	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Bond Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The past year has been an unusual time for fixed-income securities, including municipal bonds. Contrary to historical norms, yields of longer-term bonds fell — and their prices rose — even as the Federal Reserve Board attempted to forestall inflationary pressures by raising short-term interest rates. Low inflation and robust investor demand appear to have fueled the rally in the more interest-rate-sensitive parts of the bond market, and municipal bonds have benefited from improving fiscal conditions for most states and municipalities.

These factors may have created new opportunities and challenges for fixed-income investors. In addition, recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook. Nonetheless, our economists currently expect the economy to continue to grow over the foreseeable future without a significant acceleration of inflation. As always, we encourage you to discuss these and other matters with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2005

2

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Senior Portfolio Manager

How did Dreyfus Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2005, the fund achieved a total return of 5.94% .1 The Lehman Brothers Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 5.31% for the same period.2

Although rising short-term interest rates historically have tended to erode prices of longer-term fixed-income securities, municipal bonds gained value over the reporting period.The market was supported by a weaker-than-expected economy in which escalating oil prices and relatively modest improvements in manufacturing and employment activity helped keep inflationary pressures at bay.The fund produced a higher return than that of its benchmark, primarily due to income from its core holdings, as well as the success of our yield-curve positioning and security selection strategies.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax, to the extent consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its net assets in municipal bonds that provide income exempt from federal income tax.The fund will invest at least 75% of its assets in municipal bonds rated A or better or the unrated equivalent as determined by Dreyfus. The fund may invest up to 25% of its assets in municipal bonds rated below A or the unrated equivalent as determined by Dreyfus, including bonds rated below investment-grade quality ("high yield" or "junk" bonds).The dollar-weighted average maturity of the fund's portfolio is not restricted, but normally exceeds 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income or that are trading at attractive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or premium bonds will change along with our changing views of the current interest-rate and market environment.We also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The municipal bond market was influenced to a significant degree by U.S. economic trends. Early in the reporting period, economic growth appeared to be hindered by rising energy prices and heightened political uncertainty in advance of the presidential elections. As a result, investors' inflation expectations were relatively benign, supporting bond prices. After the election, rallying equity markets and signs of more robust economic growth led many analysts to anticipate a potential acceleration of inflation. However, the economy continued to expand at a moderate pace when energy prices continued to surge, manufacturing activity failed to meet expectations and labor markets achieved only modest improvement.

In this environment, the Federal Reserve Board (the "Fed") continued to move away from its accommodative monetary policy of the past several years.The Fed increased the overnight federal funds rate eight times during the reporting period, driving it from 1.5% to 3.5% . Largely because of investors' persistently low inflation expectations, strong foreign demand for U.S.Treasuries, and duration-management needs of institutional investors, longer-term bond yields fell modestly, causing yield differences to narrow across the maturity spectrum.

4

The fund was well positioned for these narrower "yield spreads." Its performance compared to the benchmark was boosted by its emphasis on longer-term securities, which gained value as yields fell, and its relatively light holdings at the shorter end of the maturity range, which suffered as interest rates climbed. In addition, the fund's longstanding holdings continued to generate higher levels of income than generally were available from newly issued securities. Recent additions to the portfolio also helped fuel the fund's performance: higher-yielding tax-exempt bonds backed by airlines; health care facilities; and bonds backed by the states' tobacco settlement fared particularly well, as did holdings that were "refunded" by issuers seeking to refinance at lower rates.

What is the fund's current strategy?

While most economists expect the Fed to continue to raise short-term interest rates, we believe that the series of rate hikes could be winding down. At the same time, we have seen few signs of change in the trajectory of the U.S. economy, suggesting that inflationary pressures should remain low despite crude oil's recent surge above $70 per barrel. Accordingly, we generally have maintained the fund's emphasis on longer-term, higher-yielding securities. Of course, we are prepared to adjust our strategies as economic and market conditions change.

September 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect, which may be extended, terminated or modified. Had these expenses not been absorbed, the fund's return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 8/31/05
	1 Year	5 Years	10 Years

Fund	5.94%	5.34%	4.98%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Municipal Bond Fund on 8/31/95 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index (the "Index") on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Bond Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 3.54
Ending value (after expenses)	$1,034.30

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2005

Expenses paid per $1,000 †	$ 3.52
Ending value (after expenses)	$1,021.73

† Expenses are equal to the fund's annualized expense ratio of .69%; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS August 31, 2005
	Principal
Long-Term Municipal Investments—98.3%	Amount ($)	Value ($)

Alabama—5.3%
Alabama Housing Finance Authority, SFMR
6.10%, 10/1/2027 (Collateralized; GNMA)	3,035,000	3,145,838
Alabama Public School and College Authority:
7.824%, 7/1/2015	11,760,000 [a,b]	13,985,933
(Capital Improvement)
5.50%, 7/1/2019	29,250,000	31,973,760
Courtland Industrial Development Board, EIR
(International Paper Co.)
6.25%, 8/1/2025	8,000,000	8,712,240
Jefferson County, Limited Obligation School Warrants:
5.25%, 1/1/2019	23,000,000	25,019,170
5.25%, 1/1/2020	20,000,000	21,711,400
5.50%, 1/1/2021	5,000,000	5,519,300
Alaska—1.1%
Alaska Energy Authority, Power Revenue (Bradley Lake)
6%, 7/1/2017 (Insured; FSA)	5,730,000	6,852,507
Alaska Housing Finance Corp.,
8.544%, 12/1/2019 (Insured; MBIA)	6,940,000 [a,b]	7,427,118
Anchorage, Electric Utility Revenue
6.50%, 12/1/2015 (Insured; MBIA)	6,135,000	7,605,437
Arizona—1.7%
The Industrial Development Authority of the County of
Apache, PCR (Tucson Electric Power Co. Project):
5.85%, 3/1/2028	7,750,000	7,752,480
5.875%, 3/1/2033	28,570,000	28,579,714
California—12.3%
California:
Economic Recovery:
5%, 7/1/2016	14,500,000	15,649,850
5%, 7/1/2017	18,500,000	19,956,875
GO:
5%, 6/1/2022	13,460,000	14,508,938
5.50%, 4/1/2028	11,260,000	12,773,907
5.50%, 4/1/2030	5,000,000	5,658,100
California County Tobacco Securitization Agency,
Tobacco Settlement Asset-Backed Bonds
(Kern County Tobacco Funding Corp.)
6.25%, 6/1/2037	6,100,000	6,626,247

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

California (continued)
California Department of Water Resource, Revenue:
Power Supply:
5.25%, 5/1/2011 (Insured; FSA)	12,000,000	13,233,720
5.125%, 5/1/2019 (Insured; FGIC)	21,090,000	22,865,567
5.125%, 5/1/2019	20,500,000	22,050,210
Water (Central Valley Project):
5.50%, 12/1/2011	1,280,000 [c]	1,445,888
5.50%, 12/1/2016	6,390,000	7,149,004
California Public Works Board, LR:
(Department of Mental Health-Coalinga)
5.125%, 6/1/2029	7,000,000	7,424,830
(Various University of California Projects)
5.50%, 6/1/2014	9,750,000	10,978,110
California Statewide Communities Development
Authority, Revenue
(Daughters of Charity Health System) 5%, 7/1/2039	16,185,000	16,553,856
Chula Vista, Industrial Development Revenue
(San Diego Gas and Electric)
5.50%, 12/1/2021	10,000,000	10,866,600
Golden State Tobacco Securitization Corp.,
Enhanced Tobacco Settlement Asset-Backed Bonds:
5.50%, 6/1/2013 (Insured; FGIC)	14,000,000 [c]	15,903,720
5.50%, 6/1/2013	28,495,000 [c]	32,369,750
5%, 6/1/2045	15,000,000	15,651,900
Los Angeles Community College District, GO
5%, 8/1/2025 (Insured; FSA)	5,000,000	5,403,700
Connecticut—1.3%
Connecticut Resource Recovery Authority
(American Fuel Co. Project)
6.45%, 11/15/2022	7,325,000	7,463,442
Mashantucket Western Pequot Tribe, Special Revenue:
6.40%, 9/1/2007	9,170,000 [b,c]	9,775,220
6.40%, 9/1/2011	9,330,000 [b]	9,760,486
District of Columbia—.7%
District of Columbia Tobacco Settlement Financing Corp.,
Tobacco Settlement Asset-Backed Bonds
6.50%, 5/15/2033	12,855,000	15,154,502

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Delaware—.1%
Delaware Housing Authority, Senior SFMR
6.45%, 1/1/2026	2,115,000	2,127,246
Florida—3.4%
Florida Board of Education
Capital Outlay (Public Education)
5.50%, 6/1/2016	12,000,000	13,414,320
Florida Department of Environmental Protection, Revenue
5.75%, 7/1/2013 (Insured; FGIC)	10,270,000	11,482,579
Miami-Dade County, Aviation Revenue
Miami International Airport (Hub of the Americas)
5%, 10/1/2037 (Insured; FGIC)	13,085,000	13,858,193
Orange County, Health Facilities Authority, Revenue
(Orlando Regional Healthcare)
6%, 12/1/2028	2,090,000	2,298,895
Orlando Utilities Commission,
Water and Electric Revenue
6.75%, 10/1/2017	15,875,000	19,599,592
Tampa, Utility Tax and Special Revenue
5.75%, 10/1/2013 (Insured; AMBAC)	9,100,000	10,544,352
Georgia—4.1%
Atlanta Development Authority,
Student Housing Revenue
(ADA/CAU Partners Inc.)
6.25%, 7/1/2014 (Insured; ACA)	4,605,000	5,111,918
Augusta Water and Sewer, Revenue
5.25%, 10/1/2039 (Insured; FSA)	7,000,000	7,605,150
Chatham County Hospital Authority,
Revenue Improvement (Memorial Health University)
5.75%, 1/1/2029	4,000,000	4,354,120
Fulton County Facilities Corp., COP
(Fulton County, Georgia Public Purpose Project)
5.50%, 11/1/2018 (Insured; AMBAC)	11,630,000	12,884,179
Georgia:
5.80%, 11/1/2009	19,580,000 [c]	21,976,788
5.80%, 11/1/2009	20,000,000 [c]	22,448,200
Milledgeville-Baldwin County Development Authority, Revenue
(Georgia College and State University Foundation)
5.625%, 9/1/2030	4,000,000	4,265,000

10

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Georgia (continued)
Private Colleges and Universities Authority, Revenue
(Mercer University Project)
5.75%, 10/1/2031	6,000,000		6,441,660
Hawaii—.8%
Hawaii 5.80%, 9/1/2009 (Insured; FSA)	14,000,000	[c]	15,527,120
Idaho—.6%
Idaho Housing Agency, Multi-Family Housing
6.70%, 7/1/2024	8,300,000		8,392,628
Power County Industrial Development Corp.,
SWDR (FMC Corp. Project)
6.45%, 8/1/2032	4,750,000		4,960,900
Illinois—4.6%
Chicago O'Hare International Airport, Revenue:
General Airport Third Lien
5.75%, 1/1/2024 (Insured; FSA)	9,215,000		10,358,121
Special Facilities (American Airlines Inc. Project)
8.20%, 12/1/2024	7,970,000		7,753,216
Cook County 5.50%, 5/15/2011 (Insured; FGIC)	12,000,000	[c]	13,378,680
Illinois Educational Facilities Authority, Revenue
(Northwestern University) 5%, 12/1/2038	20,000,000		20,870,600
Illinois Finance Authority, Revenue
(Northwestern Memorial Hospital)
5.50%, 8/15/2043	22,310,000		24,269,932
Illinois Health Facilities Authority, Revenue
(Advocate Health Care Network)
6.125%, 11/15/2010	10,000,000	[c]	11,348,100
Illinois Housing Development Authority
(Multi-Family Program) 6.75%, 9/1/2021	6,925,000		6,934,280
Indiana—.6%
Indiana Transportation Finance Authority,
Highway Revenue
5.75%, 12/1/2021 (Insured; FGIC)	10,000,000		12,163,100
Kansas—1.0%
Wichita, Hospital Revenue Facilities Improvement
(Christi Health System)
5.50%, 11/15/2026	7,000,000		7,453,390

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Kansas (continued)
Wyandotte County Kansas City, Unified Government
Utility System Revenue
5.60%, 9/1/2023 (Insured; AMBAC)	12,010,000		13,958,262
Kentucky—.5%
Mount Sterling, LR (Kentucky League Cities Funding)
6.10%, 3/1/2018	7,955,000		9,534,465
Maryland—.7%
Community Development Administration, Department of
Housing and Community Development State of Maryland
8.755%, 7/1/2039	5,000,000	[a,b]	5,394,550
Maryland Economic Development Corp., Student Housing
Revenue (Frostburg State University Project)
6.25%, 10/1/2033	8,580,000		9,147,567
Massachusetts—4.7%
Massachusetts:
8.87%, 2/1/2015	10,000,000	[a,b]	12,549,100
5%, 3/1/2016	12,355,000		13,616,075
Massachusetts Housing Finance Agency, Revenue
Single Family Housing
7.125%, 6/1/2025	1,855,000		1,857,226
Massachusetts Municipal Wholesale Electric Co.,
Power Supply System Revenue (Nuclear Project
Number 4 Issue) 5.25%, 7/1/2013 (Insured; MBIA)	10,000,000		11,083,000
Massachusetts School Building Authority,
Dedicated Sales Tax
5%, 8/15/2022 (Insured; FSA)	20,000,000		21,740,200
Massachusetts Special Obligation,
Dedicated Tax, Revenue:
5.25%, 1/1/2014 (Insured; FGIC)	5,000,000	[c]	5,591,050
5.75%, 1/1/2014 (Insured; FGIC)	27,000,000	[c]	31,030,560
Michigan—3.3%
The Economic Development Corp. of the County of Gratiot,
Limited Obligation EDR (Danly Die Set Project)
7.625%, 4/1/2007	3,200,000		3,200,256
Kent Hospital Finance Authority, Revenue
(Metropolitan Hospital Project) 6.25%, 7/1/2040	7,500,000		8,375,700
Michigan Hospital Finance Authority:
HR (Genesys Health System Obligated Group):
7.50%, 10/1/2005	15,300,000	[c]	15,359,364
8.125%, 10/1/2005	15,000,000	[c]	15,364,500
Revenue (Oakwood Obligated Group)
5.50%, 11/1/2016	8,165,000		8,924,345

12

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Michigan (continued)
Michigan Strategic Fund, SWDR
(Genesee Power Station Project) 7.50%, 1/1/2021	2,500,000	[d]	2,483,225
Wayne County Airport Authority, Airport Revenue
(Detroit Metropolitan Wayne County Airport)
5%, 12/1/2029 (Insured; MBIA)	15,000,000		15,830,250
Minnesota—1.6%
Minneapolis and Saint Paul Metropolitan Airports
Commission, Airport Revenue
5.75%, 1/1/2010 (Insured; FGIC)	5,000,000	[c]	5,567,250
Minnesota Housing Finance Agency,
Single Family Mortgage:
6.50%, 9/15/2024	3,660,000		3,737,775
6.45%, 9/15/2025	6,440,000		6,576,721
Saint Paul Housing and Redevelopment Authority,
Hospital Facility Revenue (HealthEast Project)
6%, 11/15/2030	13,000,000		14,185,730
Shakopee Health Care Facilities, Revenue
(Saint Francis Regional Medical Center)
5.25%, 9/1/2034	3,000,000		3,136,080
Missouri—.8%
Missouri Higher Education Loan Authority,
Student Loan Revenue
6.75%, 2/15/2009	11,500,000		11,820,275
The City of Saint Louis, Airport Revenue
(Airport Development Program)
5.625%, 7/1/2011 (Insured; MBIA)	5,000,000	[c]	5,621,900
Nebraska—2.6%
Omaha Public Power District, Electric Revenue
5.50%, 2/1/2014	47,300,000		53,855,307
Nevada—.9%
Clark County,
IDR (Nevada Power Co. Project):
5.60%, 10/1/2030	3,000,000		2,999,970
5.90%, 11/1/2032	15,000,000		15,002,400
Nevada Housing Division (Single Family Program)
6.80%, 4/1/2027	1,260,000		1,264,145
New Hampshire—1.0%
Business Finance Authority of
the State of New Hampshire,
PCR (Public Service Co.)
6%, 5/1/2021 (Insured; MBIA)	15,500,000		16,791,305

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Hampshire (continued)
New Hampshire Housing Finance Authority:
Multi-Family Housing
7.55%, 7/1/2013	1,375,000	1,514,576
Single Family Residential Mortgage
6.85%, 1/1/2025	1,610,000	1,610,628
New Jersey—7.3%
New Jersey Economic Development Authority:
Cigarette Tax Revenue:
5.50%, 6/15/2024	12,120,000	12,883,318
5.50%, 6/15/2031	9,865,000	10,438,058
PCR (Public Service Electric and Gas Co. Project)
6.40%, 5/1/2032 (Insured; MBIA)	32,040,000	32,597,816
Special Facility Revenue (Continental Airlines, Inc. Project)
6.25%, 9/15/2029 (Insured; MBIA)	4,500,000	4,071,330
New Jersey Transit Corp., COP,
Federal Transit Administration Grants
5.75%, 9/15/2010 (Insured; AMBAC)	15,000,000 [c]	16,800,150
New Jersey Transportation Trust Fund Authority:
8.859%, 6/15/2012	12,330,000 [a,b]	16,278,683
(Transportation System):
5.75%, 6/15/2018	7,750,000	9,135,312
5.75%, 6/15/2020	12,645,000	15,088,646
New Jersey Turnpike Authority, Turnpike Revenue
8.336%, 1/1/2017 (Insured; MBIA)	15,000,000 [a,b]	17,937,300
Tobacco Settlement Financing Corp. of New Jersey,
Tobacco Settlement Asset-Backed Bonds:
6.75%, 6/1/2039	3,000,000	3,502,440
7%, 6/1/2041	12,065,000	14,433,360
New Mexico—.5%
New Mexico Finance Authority,
State Transportation Revenue (Senior Lien)
5.25%, 6/15/2020 (Insured; MBIA)	8,000,000	8,881,520
New Mexico Mortgage Financing Authority
6.80%, 1/1/2026	1,760,000	1,779,765
New York—12.8%
Long Island Power Authority, Electric System Revenue:
5.50%, 12/1/2012 (Insured; FSA)	10,000,000	11,358,000
5.50%, 12/1/2013 (Insured; FSA)	25,860,000	29,560,825

14

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
Metropolitan Transportation Authority:
Revenue
5.50%, 11/15/2014 (Insured; AMBAC)	18,000,000	20,734,740
State Service Contract
5.75%, 1/1/2018	17,025,000	19,893,202
Nassau County Industrial Development Agency, IDR
(KeySpan-Glenwood Energy Center, LLC Project)
5.25%, 6/1/2027	10,000,000	10,508,800
New York City:
5.50%, 5/15/2009 (Insured; MBIA)	11,180,000 [c]	12,261,106
5.75%, 3/1/2018	14,185,000	15,975,431
5%, 8/1/2021	10,000,000	10,654,600
5.25%, 8/15/2024	18,500,000	20,169,255
New York City Industrial Development Agency,
Liberty Revenue (7 World Trade Center, LLC Project)
6.50%, 3/1/2035	10,000,000	10,765,500
New York City Transitional Finance Authority, Revenue:
7.836%, 11/1/2018	14,550,000 [a,b]	17,829,570
(Future Tax Secured):
5.75%, 2/15/2010	5,100,000 [c]	5,708,430
5.75%, 2/15/2015	11,910,000	13,230,938
New York Counties Tobacco Trust IV,
Settlement Pass Thru 5%, 6/1/2042	10,000,000	9,874,900
New York State Dormitory Authority, Revenue:
(City University)
7.50%, 7/1/2010	4,300,000	4,774,763
(State University Educational Facilities)
5.50%, 5/15/2013 (Insured; FGIC)	20,350,000	23,066,725
New York State Environmental Facilities Corp.,
State Clean Water and Drinking Water Revolving Funds
Revenue (New York City Municipal Water Finance
Authority Projects) (Second Resolution Bonds)
5.50%, 6/15/2017	7,100,000	8,352,582
Triborough Bridge and Tunnel Authority,
Revenues (General Purpose)
5.50%, 1/1/2009	20,000,000 [c]	21,610,200
North Carolina—1.6%
Charlotte 5.25%, 2/1/2015	9,380,000	10,040,071

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

North Carolina (continued)
North Carolina Eastern Municipal Power Agency,
Power System Revenue:
5.50%, 1/1/2011	10,000,000	10,830,700
5.50%, 1/1/2012	10,000,000	10,927,800
North Carolina Housing Finance Agency,
Single Family Revenue
6.50%, 9/1/2026	2,085,000	2,129,473
Oklahoma—.4%
Claremore Industrial and Redevelopment Authority,
EDR (Yuba Project)
8.375%, 7/1/2011	7,500,000	7,523,850
Oregon—.3%
Klamath Falls, Electric Revenue
(Senior Lien-Klamath Cogen)
6%, 1/1/2025	5,000,000	5,134,200
Pennsylvania—2.4%
Allegheny County,
5%, 11/1/2017 (Insured; FGIC)	10,000,000	10,973,800
Montgomery County Industrial Development Authority,
Mortgage Revenue (Whitemarsh Continuing Care
Retirement Community Project)
6.25%, 2/1/2035	10,805,000	11,459,027
Pennsylvania 5.375%, 7/1/2018 (Insured; FSA)	10,000,000	11,626,100
Pennsylvania Economic Development Financing
Authority, Exempt Facilities Revenue
(Reliant Energy):
6.75%, Series A, 12/1/2036	10,000,000	10,794,800
6.75%, Series B, 12/1/2036	5,500,000	5,937,140
Rhode Island—.0%
Rhode Island Housing and Mortgage Finance Corp.
(Homeownership Opportunity)
6.50%, 4/1/2027	300,000	300,426
South Carolina—1.2%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner for Tomorrow)
5.875%, 12/1/2012	4,000,000 [c]	4,661,920
Securing Assets For Education, Installment Purchase
Revenue (The School District of Berkeley County,
South Carolina Project) 5%, 12/1/2028	15,155,000	15,681,939

16

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

South Carolina (continued)
South Carolina Housing Finance and Development Authority,
Mortgage Revenue:
6.75%, 7/1/2026	1,730,000	1,749,532
6.70%, 7/1/2027	2,895,000	2,956,258
Texas—8.7%
Alliance Airport Authority Inc.,
Special Facilities Revenue:
(American Airlines Inc. Project)
7.50%, 12/1/2029	13,000,000	11,373,050
(Federal Express Corp. Project)
6.375%, 4/1/2021	34,070,000	35,427,008
Brazos River Authority, PCR (TXU Electric Co. Project):
5.75%, 11/1/2011	11,500,000	12,304,080
6.75%, 10/1/2038	5,790,000	6,489,374
Cities of Dallas and Fort Worth,
Dallas/Fort Worth International Airport, Revenue:
Facilities Improvement Corp:
(American Airlines Inc.)
7.25%, 11/1/2030	3,000,000	2,539,470
(Bombardier Inc.)
6.15%, 1/1/2016	5,865,000	6,024,528
Joint Improvement:
5.75%, 11/1/2014 (Insured; FGIC)	15,070,000	16,658,077
5.75%, 11/1/2015 (Insured; FGIC)	10,000,000	11,036,400
Harris County Hospital District, Mortgage Revenue:
7.40%, 2/15/2010 (Insured; AMBAC)	1,930,000	2,067,841
7.40%, 2/15/2010 (Insured; AMBAC)	3,785,000	4,164,143
Harris County-Houston Sports Authority,
Third Lien Revenue:
Zero Coupon, 11/15/2033 (Insured; MBIA)	23,245,000	5,472,803
Zero Coupon, 11/15/2035 (Insured; MBIA)	14,500,000	3,030,790
Houston:
Airport System Revenue, Special Facilities
(Continental Airlines) 7%, 7/1/2029	5,800,000	5,742,870
Utilities System Revenue, First Lien
5.25%, 5/15/2021 (Insured; FSA)	18,075,000	19,909,613
Tarrant County Health Facilities Development Corp.,
Health System Revenue
(Texas Health Resources System)
5.75%, 2/15/2014 (Insured; MBIA)	9,470,000	10,872,034
Texas 9.655%, 12/1/2020	7,605,000 [a,b]	8,070,806

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Texas (continued)
Texas Transportation Commission, GO (Mobility Fund)
5%, 4/1/2027	5,700,000	6,105,327
Texas Turnpike Authority,
Central Texas Turnpike System
Revenue, First Tier
5.75%, 8/15/2038 (Insured; AMBAC)	12,000,000	13,519,800
Utah—.4%
Carbon County, SWDR (Sunnyside Cogeneration)
7.10%, 8/15/2023	8,230,000	8,335,673
Virginia—.6%
Tobacco Settlement Financing Corp. of Virginia,
Tobacco Settlement Asset-Backed Bonds
5.50%, 6/1/2026	12,500,000	13,030,500
Washington—2.3%
Bellevue 5.50%, 12/1/2039 (Insured; MBIA)	12,000,000	13,647,960
Seattle, Municipal Light and Power Revenue, Improvement:
5.50%, 3/1/2013 (Insured; FSA)	11,585,000	12,805,248
5.50%, 3/1/2016 (Insured; FSA)	15,400,000	16,957,094
Tumwater Office Properties, LR
(Washington State Office Building)
5%, 7/1/2028	5,110,000	5,383,743
Wisconsin—2.1%
Badger Tobacco Asset Securitization Corp.,
Tobacco Settlement Asset-Backed Bonds
7%, 6/1/2028	25,000,000	28,624,750
Wisconsin Health and Educational Facilities Authority,
Revenue:
(Aurora Health Care) 5.625%, 2/15/2029	9,725,000	10,092,508
(FH Healthcare Development Inc. Project)
6.25%, 11/15/2009	5,000,000 [c]	5,570,050
Wyoming—.6%
Sweetwater County, SWDR (FMC Corp. Project)
6.90%, 9/1/2024	13,225,000	13,370,211

18

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

U.S. Related—3.4%
Puerto Rico Highway and Transportation Authority,
Transportation Revenue 6%, 7/1/2010	20,050,000	[c]	22,711,638
Puerto Rico Housing Finance Authority,
Capital Fund Program:
5%, 12/1/2018	14,840,000		15,975,854
5%, 12/1/2019	6,000,000		6,446,100
5%, 12/1/2020	5,000,000		5,360,800
Puerto Rico Infrastructure Financing Authority:
Special Obligation 5.50%, 10/1/2032	7,000,000		7,724,150
Special Tax Revenue 5%, 7/1/2041	12,795,000		13,492,711
Total Long-Term Municipal Investments
(cost $1,913,418,462)			2,051,276,640

Short-Term Municipal Investments—.5%

Maryland—.1%
Maryland Economic Development Corp., Revenue
(Federation of American Societies for Experimental
Biology Project) 2.35% (LOC; SunTrust Bank)	1,000,000	[e]	1,000,000
Michigan—.1%
Detroit, Water Supply System Revenue
2.53% (Insured; MBIA)	2,725,000	[e]	2,725,000
Pennsylvania—.3%
The Hospitals and Higher Education Facilities
Authority of Philadelphia, HR
(The Children's Hospital of Philadelphia Project)
2.36% (Insured; MBIA)	6,000,000	[e]	6,000,000
Total Short-Term Municipal Investments
(cost $9,725,000)			9,725,000

Total Investments (cost $1,923,143,462)	98.8%		2,061,001,640
Cash and Receivables (Net)	1.2%		24,234,132
Net Assets	100.0%		2,085,235,772

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ACA	American Capital Access	GNMA	Government National Mortgage
AGIC	Asset Guaranty Insurance Company		Association
AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	HR	Hospital Revenue
ARRN	Adjustable Rate Receipt Notes	IDB	Industrial Development Board
BAN	Bond Anticipation Notes	IDC	Industrial Development Corporation
BIGI	Bond Investors Guaranty Insurance	IDR	Industrial Development Revenue
BPA	Bond Purchase Agreement	LOC	Letter of Credit
CGIC	Capital Guaranty Insurance	LOR	Limited Obligation Revenue
	Company	LR	Lease Revenue
CIC	Continental Insurance Company	MBIA	Municipal Bond Investors Assurance
CIFG	CDC Ixis Financial Guaranty		Insurance Corporation
CMAC	Capital Market Assurance	MFHR	Multi-Family Housing Revenue
	Corporation	MFMR	Multi-Family Mortgage Revenue
COP	Certificate of Participation	PCR	Pollution Control Revenue
CP	Commercial Paper	RAC	Revenue Anticipation Certificates
EDR	Economic Development Revenue	RAN	Revenue Anticipation Notes
EIR	Environmental Improvement	RAW	Revenue Anticipation Warrants
	Revenue	RRR	Resources Recovery Revenue
FGIC	Financial Guaranty Insurance	SAAN	State Aid Anticipation Notes
	Company	SBPA	Standby Bond Purchase Agreement
FHA	Federal Housing Administration	SFHR	Single Family Housing Revenue
FHLB	Federal Home Loan Bank	SFMR	Single Family Mortgage Revenue
FHLMC	Federal Home Loan Mortgage	SONYMA	State of New York Mortgage Agency
	Corporation	SWDR	Solid Waste Disposal Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GAN	Grant Anticipation Notes	XLCA	XL Capital Assurance
GIC	Guaranteed Investment Contract

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	40.7
AA		Aa		AA	20.6
A		A		A	15.6
BBB		Baa		BBB	15.2
BB		Ba		BB	2.0
B		B		B	1.4
CCC		Caa		CCC	1.0
F1		MIG1/P1		SP1/A1	.5
Not Rated [f]		Not Rated [f]		Not Rated [f]	3.0
					100.0

†	Based on total investments.
[a]	Inverse floater security—the interest rate is subject to change periodically.
[b]	Security exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities amounted to $119,008,766 or 5.7% of net assets.
[c]	These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[d]	Purchased on a delayed delivery basis.
[e]	Securities payable on demand.Variable interest rate—subject to periodic change.
[f]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 21

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	1,923,143,462	2,061,001,640
Cash		637,371
Interest receivable		28,615,770
Receivable for shares of Common Stock subscribed		178,134
Prepaid expenses		27,515
		2,090,460,430

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,162,540
Payable for investment securities purchased		2,466,250
Payable for shares of Common Stock redeemed		1,464,442
Accrued expenses		131,426
		5,224,658

Net Assets ($)		2,085,235,772

Composition of Net Assets ($):
Paid-in capital		2,079,939,150
Accumulated net realized gain (loss) on investments		(132,561,556)
Accumulated net unrealized appreciation
(depreciation) on investments		137,858,178

Net Assets ($)		2,085,235,772

Shares Outstanding
(600 million shares of $.001 par value Common Stock authorized)		173,680,851
Net Asset Value, offering and redemption price per share ($)		12.01

See notes to financial statements.

22

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Interest Income	105,947,192
Expenses:
Management fee—Note 3(a)	12,604,537
Shareholder servicing costs—Note 3(b)	2,025,293
Directors' fees and expenses—Note 3(c)	153,507
Custodian fees	109,310
Professional fees	78,662
Prospectus and shareholders' reports	37,839
Registration fees	24,394
Loan commitment fees—Note 2	13,860
Miscellaneous	79,809
Total Expenses	15,127,211
Less—reduction in management fee due to
undertaking—Note 3(a)	(788,226)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(48,488)
Net Expenses	14,290,497
Investment Income—Net	91,656,695

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,002,109
Net unrealized appreciation (depreciation) on investments	25,182,394
Net Realized and Unrealized Gain (Loss) on Investments	29,184,503
Net Increase in Net Assets Resulting from Operations	120,841,198

See notes to financial statements.

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	91,656,695	91,909,376
Net realized gain (loss) on investments	4,002,109	8,127,353
Net unrealized appreciation
(depreciation) on investments	25,182,394	55,071,384
Net Increase (Decrease) in Net Assets
Resulting from Operations	120,841,198	155,108,113

Dividends to Shareholders from ($):
Investment income—net	(91,581,370)	(92,331,573)

Capital Stock Transactions ($):
Net proceeds from shares sold	62,762,835	85,175,632
Dividends reinvested	58,892,433	58,745,554
Cost of shares redeemed	(208,983,964)	(376,390,495)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(87,328,696)	(232,469,309)
Total Increase (Decrease) in Net Assets	(58,068,868)	(169,692,769)

Net Assets ($):
Beginning of Period	2,143,304,640	2,312,997,409
End of Period	2,085,235,772	2,143,304,640

Capital Share Transactions (Shares):
Shares sold	5,276,758	7,236,792
Shares issued for dividends reinvested	4,949,895	4,990,122
Shares redeemed	(17,581,631)	(32,090,388)
Net Increase (Decrease) in Shares Outstanding	(7,354,978)	(19,863,474)

See notes to financial statements.

24

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

			Year Ended August 31,

	2005	2004	2003	2002 [a]	2001

Per Share Data ($):
Net asset value,
beginning of period	11.84	11.51	11.82	12.32	11.68
Investment Operations:
Investment income—net	.52[b]	.48[b]	.54[b]	.61[b]	.61
Net realized and unrealized
gain (loss) on investments	.17	.34	(.31)	(.50)	.64
Total from Investment Operations	.69	.82	.23	.11	1.25
Distributions:
Dividends from
investment income—net	(.52)	(.49)	(.54)	(.61)	(.61)
Net asset value, end of period	12.01	11.84	11.51	11.82	12.32

Total Return (%)	5.94	7.20	1.91	.99	11.00

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.72	.72	.71	.72
Ratio of net expenses
to average net assets	.68	.68	.72	.71	.72
Ratio of net investment income
to average net assets	4.36	4.12	4.56	5.14	5.11
Portfolio Turnover Rate	29.74	47.77	61.20	49.25	42.71

Net Assets, end of period
($ x 1,000)	2,085,236	2,143,305	2,312,997	2,497,199	2,670,674

[a]	As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended August 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments by less than $.01 and increase the ratio of net investment income to average net assets from 5.13% to 5.14%. Per share data and ratios/supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Bond Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at

26

fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S generally accepted accounting principles.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $258,265, accumulated capital losses $132,561,556 and unrealized appreciation $137,974,098.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $9,168,713 of the carryover expires in fiscal 2008, $27,718,137 expires in fiscal 2009, $11,793,725 expires in fiscal 2010, $34,182,166 expires in fiscal 2011 and $49,698,815 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004, were as follows: tax exempt income $91,581,370 and $92,331,573, respectively.

During the period August 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $75,325 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the Facility.

28

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund's average daily net assets and is payable monthly.The Manager has undertaken from September 1, 2004 through May 31, 2005, to waive receipt of 5 basis points of management fee.The reduction in management fee, pursuant to the undertaking, amounted to $788,226 during the period ended August 31, 2005.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2005, the fund was charged $1,123,007 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $636,953 pursuant to the transfer agency agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,055,007, chief compliance officer fees $1,533 and transfer agency per account fees $106,000.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended August 31, 2005, redemption fees charged and retained by the fund amounted to $198.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $610,624,206 and $697,495,442, respectively.

At August 31, 2005, the cost of investments for federal income tax purposes was $1,923,027,542; accordingly, accumulated net unrealized appreciation on investments was $137,974,098, consisting of $138,037,104 gross unrealized appreciation and $63,006 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and

30

alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Municipal Bond Fund (one of the funds comprising Dreyfus Bond Funds, Inc) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Bond Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2005

32

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2005 as "exempt-interest dividends" (not generally subject to regular federal income tax.)

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
William Hodding Carter III (70)
Board Member (1988)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)
Other Board Memberships and Affiliations:
• Independent Sector, Director
• The Century Foundation, Director
• The Enterprise Corporation of the Delta, Director
• Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (65)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
• Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36

34

Richard C. Leone (65)
Board Member (1987)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (67)
Board Member (1987)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Multi-Strategy Fund LLC
Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Melvin (41)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza-
tion that is leading the movement to connect America's young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (68)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 35

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since July 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

36

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since January 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 37

For More	Information

Dreyfus	Transfer Agent &
Municipal Bond Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0054AR0805

Dreyfus Premier
High Income Fund

ANNUAL REPORT August 31, 2005

Save time. Save paper. View your next shareholder report online as soon as it's available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It's simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
42	Report of Independent Registered
Public Accounting Firm
43	Important Tax Information
44	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Premier High Income Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier High Income Fund covers the 12-month period from September 1, 2004, through August 31, 2005. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Mark Shenkman, Chief Investment Officer of Shenkman Capital Management, Inc., the fund's sub-investment adviser.

Despite steadily rising short-term interest rates, surging energy prices, occasional bouts of economic uncertainty and turmoil among automobile manufacturers during the reporting period, high yield bonds have fared relatively well. Continued low default rates and robust investor demand for current income helped support high yield bond prices during the reporting period. Furthermore, the market's overall resilience has provided evidence that, contrary to "conventional wisdom," high yield bond prices tend to be more sensitive to issuers' credit quality than interest rates.

Recent shocks to the U.S. economy — including sharply higher gasoline prices and other consequences of Hurricane Katrina — have added a degree of uncertainty to the economic outlook. However, our economists currently expect the economy to continue to grow without either entering a recession or triggering a significant acceleration of inflation.As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2005

DISCUSSION OF FUND PERFORMANCE

Mark Shenkman, Chief Investment Officer

Shenkman Capital Management, Inc., Sub-Investment Adviser

How did Dreyfus Premier High Income Fund perform relative to its benchmark?

During the 12-month reporting period ended August 31, 2005, the fund achieved total returns of 6.47% for Class A shares, 5.91% for Class B shares, 5.66% for Class C shares and 6.76% for Class R shares.1 For the same period, the fund's previous benchmark, the CSFB High Yield Index (the "CSFB Index"), produced an 8.98% total return.2

The fund's new benchmark, effective September 1, 2005, is the Merrill Lynch U.S. High Yield Master II Constrained Index (the "Merrill Lynch Index"). The Merrill Lynch Index is capitalization-weighted, and restricts the weighting of any individual issue.The Merrill Lynch Index achieved a total return of 9.05% during the reporting period.3

High yield bond prices ended the reporting period roughly unchanged from where they began, despite occasional rallies and declines sparked by shifts in investor sentiment. The fund produced lower returns than both indices, in part because lower-quality credits within the CSFB Index fared better than bonds at the upper end of the high yield range, where the fund primarily focuses.

What is the fund's investment approach?

The fund seeks to maximize total return consistent with capital preservation and prudent risk management.To pursue its goal, the fund generally invests at least 80% of its assets in bonds rated below investment grade.The high yield securities in which the fund invests may include corporate debt securities, structured notes, zero-coupon securities and debt securities issued by states or local governments and their agencies, authorities and other instrumentalities.The fund may invest up to 20% of its assets in investment-grade corporate bonds, U.S. government securities and money market instruments.

When choosing securities for the fund, we generally look for issuers that we believe have positive credit momentum and the potential for credit-rating upgrades. Using a bottom-up, fundamental analysis, we

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

seek to maximize returns and minimize default risk through broad diversification, direct communication with management and monitoring all issuers on a systematic basis. We generally avoid investing in industries or issuers that we believe have a high risk of default.

What other factors influenced the fund's performance?

The high yield bond market's returns during the reporting period were derived primarily from income, while price movements contributed relatively little to performance. Nonetheless, the high yield market experienced several rallies and declines as investors' appetite for risk waxed and waned in response to changes in economic expectations and corporate developments. For example, high yield bonds rallied during the closing weeks of 2004 after the end of the U.S. presidential election and signs of stronger economic activity buoyed investor sentiment. Conversely, high yield bond prices fell in the spring of 2005, when disappointing financial results from major U.S. automobile manufacturers led to credit-rating downgrades from the investment-grade to high yield category. These new members of the high yield market, which represented a significant percentage of total market value, later recovered many of their previous losses.

On the other hand, many analysts were surprised that the prices of longer-term fixed-income securities, including high yield bonds, did not appear to be influenced strongly by rising short-term interest rates.The Federal Reserve Board increased the overnight federal funds rate eight consecutive times during the reporting period, driving it from 1.5% to 3.5% . In our view, the resilience of the high yield bond market reflected the strength of underlying business conditions and historically low default rates among corporate issuers.

Within the high yield market, lower-rated credits generally produced better results than bonds with higher credit ratings. In a moderately growing economy characterized by relatively generous lending standards among banks, investors apparently felt comfortable assuming the risks of lower-rated credits. In addition, investors seeking current income were attracted to the higher yields of lower-quality corporate bonds.

Because we emphasized bonds with "single-B" ratings and higher dollar-priced securities, the fund did not participate as fully as its benchmark in the strength of lower-rated and discounted securities. In addition, we adopted a more defensive positioning early in the reporting period, including a focus on bonds with relatively short maturities, to protect the fund from potential market volatility amid rising interest rates.While this positioning helped preserve capital during periodic market declines, it also limited the fund's participation in rallies. Finally, the fund's relative performance was affected by its cash position over the second half of the reporting period. In the wake of turmoil in the automotive sector, we believed it was prudent to avoid deteriorating credits, and the fund did not participate fully as many of these automakers' bonds recovered from their lows.

What is the fund's current strategy?

We have continued to maintain our longstanding, conservative approach to investing in high yield bonds. Accordingly, the fund's holdings have remained concentrated among bonds from issuers that, in our judgment, exhibit strong or improving credit characteristics, and the fund's overall credit quality was higher than that of the CSFB Index.As of the reporting period's end, we increased the fund's exposure to bonds in the gaming, utilities and telecommunications industries, and reduced exposure to the automobile and retail areas. In our view, strict credit discipline and broad diversification remain keys to long-term success in the high yield bond market.

September 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: CREDIT SUISSE FIRST BOSTON — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The CSFB High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.The index consists of corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds that are publicly registered in the U.S. or issued under Rule 144A with registration rights, rated
5B or lower, with minimum outstanding par values of $75 million.
[3]	SOURCE: BLOOMBERG — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch U.S. High Yield Master II Constrained Index is an
unmanaged performance benchmark composed of U.S. dollar-denominated domestic and Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization weighted.Total allocations to an issuer are capped at 2%.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier High Income Fund Class A shares, Class B shares, Class C shares and Class R shares with the CSFB High Yield Index and the Merrill Lynch U.S. High Yield Master II Constrained Index

† Source: Credit Suisse First Boston
†† Source: Bloomberg L.P.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class R shares of Dreyfus
Premier High Income Fund on 1/31/03 (inception date) to a $10,000 investment made in the Merrill Lynch U.S.
High Yield Master II Constrained Index (the "Merrill Lynch Index") and the CSFB High Yield Index (the "CSFB
Index") on that date. All dividends and capital gain distributions are reinvested.
On September 1, 2005, the fund's benchmark was changed to the Merrill Lynch U.S. High Yield Master II Constrained
Index from the CSFB High Yield Index because the Merrill Lynch Index is expected to more accurately reflect the asset composition of the fund's portfolio.
The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B shares and all other applicable fees and expenses on all classes.
The Merrill Lynch Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic and
Yankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%.The CSFB
Index is designed to mirror the investible universe of the U.S. dollar-denominated high-yield debt market.The CSFB
Index consists of corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds that are publicly registered in the U.S. or issued under Rule 144A with registration rights, rated 5B or lower, with minimum outstanding par values of $75 million. The indices do not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/05

	Inception		From
	Date	1 Year	Inception

Class A shares
with maximum sales charge (4.5%)	1/31/03	1.71%	8.34%
without sales charge	1/31/03	6.47%	10.30%
Class B shares
with applicable redemption charge †	1/31/03	1.92%	8.72%
without redemption	1/31/03	5.91%	9.73%
Class C shares
with applicable redemption charge ††	1/31/03	4.67%	9.42%
without redemption	1/31/03	5.66%	9.42%
Class R shares	1/31/03	6.76%	10.64%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier High Income Fund from March 1, 2005 to August 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.81	$ 8.43	$ 9.63	$ 4.30
Ending value (after expenses)	$1,004.30	$1,001.70	$1,000.40	$1,005.90

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2005
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 5.85	$ 8.49	$ 9.70	$ 4.33
Ending value (after expenses)	$1,019.41	$1,016.79	$1,015.58	$1,020.92

† Expenses are equal to the fund's annualized expense ratio of 1.15% for Class A, 1.67% for Class B, 1.91% for Class C and .85% for Class R; multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS August 31, 2005
	Principal
Bonds and Notes—93.2%	Amount ($)		Value ($)

Aerospace/Defense—3.3%
Aviall,
Sr. Notes, 7.625%, 2011	2,075,000		2,189,125
BE Aerospace:
Sr. Sub. Notes, Ser. B, 8%, 2008	2,000,000		2,010,000
Sr. Sub. Notes, Ser. B, 8.875%, 2011	1,000,000		1,050,000
DI Finance/DynCorp International,
Sr. Sub. Notes, 9.5%, 2013	1,000,000	[a]	992,500
Esterline Technologies,
Sr. Sub. Notes, 7.75%, 2013	1,000,000		1,065,000
K&F Acquisition,
Notes, 7.75%, 2014	1,500,000		1,541,250
Sequa:
Sr. Notes, 9%, 2009	100,000		110,000
Sr. Notes, Ser. B, 8.875%, 2008	1,900,000		2,033,000
TransDigm,
Notes, 8.375%, 2011	1,750,000		1,863,750
			12,854,625
Broadcasting/Media—2.3%
Allbritton Communications,
Sr. Sub. Notes, 7.75%, 2012	1,500,000		1,516,875
Nexstar Finance,
Sr. Sub. Notes, 7%, 2014	1,700,000		1,572,500
Salem Communications,
Sr. Sub. Notes, 7.75%, 2010	1,000,000		1,051,250
Sinclair Broadcast:
Conv. Sr. Sub. Notes, 4.875%, 2018	450,000	[b]	412,312
Sr. Sub. Notes, 8%, 2012	2,500,000		2,590,625
Susquehanna Media,
Sr. Sub. Notes, 7.375%, 2013	1,750,000		1,844,062
			8,987,624
Building & Construction—.3%
K. Hovnanian Enterprises,
Sr. Sub. Notes, 7.75%, 2013	1,000,000		1,047,500
Building Materials—1.9%
Builders FirstSource,
Secured Notes, 8.04%, 2012	1,000,000	[a,b]	1,010,000
Goodman Global,
Sr. Sub. Notes, 7.875%, 2012	1,000,000	[a]	950,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Building Materials (continued)
Interface:
Notes, 7.3%, 2008	1,200,000		1,230,000
Sr. Notes, 10.375%, 2010	1,000,000		1,112,500
Sr. Sub. Notes, 9.5%, 2014	1,000,000		1,025,000
Jacuzzi Brands,
Sr. Secured Notes, 9.625%, 2010	1,000,000		1,087,500
Nortek,
Sr. Sub. Notes, 8.5%, 2014	900,000		879,750
			7,294,750
Cable/Media—4.9%
CSC,
Sr. Notes, 7.875%, 2007	500,000		517,500
Cablevision Systems:
Sr. Notes, Ser. B, 7.89%, 2009	2,000,000	[b]	2,075,000
Sr. Notes, Ser. B, 8%, 2012	500,000		499,375
EchoStar Communications,
Conv. Sub. Notes, 5.75%, 2008	4,000,000		4,005,000
Insight Communications,
Sr. Discount Notes, 0/12.25%, 2011	2,000,000	[c]	2,062,500
Insight Midwest/Capital:
Sr. Notes, 9.75%, 2009	800,000		831,000
Sr. Notes, 10.5%, 2010	800,000		850,000
Kabel Deutschland,
Sr. Notes, 10.625%, 2014	1,000,000	[a]	1,122,500
LodgeNet Entertainment,
Sr. Sub. Debs., 9.5%, 2013	1,800,000		1,984,500
Mediacom Broadband,
Sr. Notes, 8.5%, 2015	1,000,000	[a]	995,000
Mediacom Communications,
Conv. Sr. Notes, 5.25%, 2006	1,750,000		1,750,000
Telenet,
Sr. Discount Notes, 0/11.5%, 2014	2,500,000	[a,c]	2,031,250
Videotron LTEE,
Sr. Notes, 6.875%, 2014	250,000		258,125
			18,981,750
Chemicals—5.4%
Borden U.S. Finance/Nova Scotia,
Sr. Secured Notes, 9%, 2014	1,250,000	[a]	1,300,000
Equistar Chemical/Funding:
Sr. Notes, 10.125%, 2008	1,000,000		1,100,000
Sr. Notes, 10.625%, 2011	2,500,000		2,787,500

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Chemicals (continued)
Huntsman International:
Notes, 11.625%, 2010	1,300,000		1,529,125
Sr. Sub. Notes, 7.375%, 2015	500,000	[a]	507,500
Sr. Sub. Notes, 10.125%, 2009	916,000		948,060
Lyondell Chemical:
Secured Notes, 9.5%, 2008	1,000,000		1,057,500
Sr. Secured Notes, 9.5%, 2008	500,000		528,750
Sr. Secured Notes, 10.5%, 2013	1,500,000		1,736,250
Sub. Notes, 10.875%, 2009	1,000,000		1,043,750
Millennium America,
Sr. Notes, 9.25%, 2008	250,000		270,625
Nalco,
Sr. Sub. Notes, 8.875%, 2013	2,000,000		2,162,500
PQ,
Notes, 7.5%, 2013	1,000,000	[a]	1,010,000
Resolution Performance/Capital:
Secured Notes, 9.5%, 2010	1,000,000		1,040,000
Sr. Sub. Notes, 13.5%, 2010	2,000,000		2,170,000
Rhodia,
Sr. Notes, 10.25%, 2010	500,000		543,750
Rockwood Specialties:
Sr. Sub. Notes, 10.625%, 2011	500,000		552,500
Sub. Notes, 7.5%, 2014	500,000	[a]	512,500
			20,800,310
Consumer Products—3.9%
Acco Brands,
Sr. Sub. Notes, 7.625%, 2015	1,500,000	[a]	1,511,250
American Achievement,
Sr. Sub. Notes, 8.25%, 2012	1,500,000		1,556,250
Central Garden & Pet,
Sr. Sub. Notes, 9.125%, 2013	100,000		108,500
Chattem,
Sr. Sub. Notes, 7%, 2014	1,000,000		1,030,000
Da-Lite Screen,
Sr. Notes, 9.5%, 2011	1,500,000		1,601,250
Elizabeth Arden,
Notes, 7.75%, 2014	400,000		423,000
Jafra Cosmetics/Distributors,
Sr. Sub. Notes, 10.75%, 2011	1,307,000		1,463,840
Jarden,
Sr. Sub. Notes, 9.75%, 2012	900,000		969,750

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Consumer Products (continued)
Leslie's Poolmart,
Sr. Notes, 7.75%, 2013	1,250,000		1,293,750
Playtex Products,
Sr. Sub. Notes, 9.375%, 2011	1,500,000		1,597,500
Prestige Brands,
Sr. Sub. Notes, 9.25%, 2012	600,000		627,000
Samsonite,
Sr. Sub. Notes, 8.875%, 2011	200,000		215,000
Spectrum Brands,
Notes, 7.375%, 2015	500,000		483,750
Visant,
Notes, 7.625%, 2012	2,000,000		2,065,000
			14,945,840
Entertainment/Leisure—2.1%
Cinemark,
Sr. Discount Notes, 0/9.75%, 2014	500,000	[c]	359,375
Intrawest,
Sr. Notes, 7.5%, 2013	2,500,000		2,593,750
NCL,
Sr. Notes, 11.625%, 2014	1,000,000	[a,b]	1,067,500
Royal Caribbean Cruises:
Debs., 7.25%, 2018	1,200,000		1,302,000
Debs., 7.5%, 2027	250,000		275,625
Sr. Notes, 8%, 2010	1,000,000		1,100,000
Town Sports International,
Sr. Notes, 9.625%, 2011	750,000		798,750
Vail Resorts,
Sr. Sub. Notes, 6.75%, 2014	500,000		513,750
			8,010,750
Environmental—1.0%
Allied Waste:
Sr. Notes, Ser. B, 8.5%, 2008	1,000,000		1,062,500
Sr. Notes, Ser. B, 8.875%, 2008	2,000,000		2,120,000
Casella Waste Systems,
Sr. Sub. Notes, 9.75%, 2013	500,000		540,000
			3,722,500
Food & Beverages—1.7%
B&G Foods,
Sr. Notes, 8%, 2011	1,000,000		1,021,250

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Food & Beverages (continued)
Del Monte,
Sr. Sub. Notes, 8.625%, 2012	975,000 [b]	1,062,750
Dole Foods:
Notes, 7.25%, 2010	1,000,000	1,017,500
Sr. Notes, 8.875%, 2011	383,000	409,810
Land O Lakes,
Sr. Secured Notes, 9%, 2010	200,000	221,000
Michael Foods,
Sr. Sub. Notes, 8%, 2013	1,750,000	1,806,875
Pinnacle Foods,
Sr. Sub. Notes, 8.25%, 2013	1,100,000	1,067,000
		6,606,185
Food & Drug—1.9%
Ingles Markets,
Sr. Sub. Notes, 8.875%, 2011	1,500,000	1,571,250
Jean Coutu,
Sr. Notes, 7.625%, 2012	1,000,000	1,047,500
Rite Aid:
Conv. Notes, 4.75%, 2006	2,550,000	2,540,438
Sr. Secured Notes, 8.125%, 2010	1,250,000	1,278,125
Stater Brothers,
Sr. Notes, 8.125%, 2012	750,000	765,000
		7,202,313
Gaming—7.2%
American Casino & Entertainment,
Secured Notes, 7.85%, 2012	1,500,000	1,590,000
Ameristar Casinos,
Sr. Sub. Notes, 10.75%, 2009	500,000	542,500
Argosy Gaming:
Sr. Sub. Notes, 7%, 2014	2,000,000	2,210,000
Sr. Sub. Notes, 9%, 2011	750,000	819,375
Aztar:
Sr. Sub. Notes, 7.875%, 2014	2,000,000	2,130,000
Sr. Sub. Notes, 9%, 2011	350,000	377,563
Boyd Gaming,
Sr. Sub. Notes, 7.75%, 2012	1,000,000	1,070,000
CCM Merger,
Notes, 8%, 2013	2,500,000 [a]	2,562,500

The Fund 13

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Gaming (continued)
Hard Rock Hotel,
Notes, 8.875%, 2013	2,100,000		2,289,000
Herbst Gaming,
Notes, 7%, 2014	2,250,000		2,289,375
Inn of the Mountain Gods,
Sr. Notes, 12%, 2010	650,000		749,125
Isle of Capri Casinos:
Sr. Sub. Notes, 7%, 2014	750,000		740,625
Sr. Sub. Notes, 9%, 2012	750,000		806,250
Kerzner International:
Conv. Sub. Notes, 2.375%, 2024	475,000		527,844
Sr. Sub. Notes, 8.875%, 2011	1,250,000		1,337,500
MGM Mirage:
Sr. Sub. Notes, 9.375%, 2010	500,000		559,375
Sr. Sub. Notes, Ser. B, 10.25%, 2007	500,000		544,375
Mohegan Tribal Gaming Authority:
Sr. Sub. Notes, 7.125%, 2014	1,000,000		1,055,000
Sr. Sub. Notes, 8%, 2012	700,000		749,000
Penn National Gaming,
Sr. Notes, 8.875%, 2010	850,000		901,000
Pinnacle Entertainment,
Sr. Sub. Notes, 8.25%, 2012	2,000,000		2,030,000
Scientific Games,
Sr. Sub. Notes, 6.25%, 2012	400,000	[a]	407,000
Seneca Gaming:
Sr. Notes, 7.25%, 2012	1,000,000		1,045,000
Sr. Notes, 7.25%, 2012	500,000	[a]	522,500
			27,854,907
Health Care—5.5%
Alderwoods,
Notes, 7.75%, 2012	1,250,000		1,321,875
Alliance Imaging,
Sr. Sub. Notes, 7.25%, 2012	450,000		439,875
Carriage Services,
Notes, 7.875%, 2015	1,750,000		1,828,750
Concentra Operating:
Sr. Notes, 9.5%, 2010	800,000		848,000
Sr. Sub. Notes, 9.125%, 2012	1,000,000		1,055,000
Davita,
Sr. Sub. Notes, 7.25%, 2015	1,750,000	[a]	1,787,187

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Health Care (continued)
Extendicare Health Services,
Sr. Notes, 9.5%, 2010	250,000		269,375
HCA,
Sr. Notes, 6.375%, 2015	1,000,000		1,031,678
IASIS Healthcare/Capital,
Sr. Sub. Notes, 8.75%, 2014	500,000		541,250
Kinetic Concepts,
Sr. Sub. Notes, 7.375%, 2013	787,000		822,415
Omega Healthcare Investors,
Sr. Notes, 7%, 2014	950,000		966,625
Psychiatric Solutions,
Sr. Sub. Notes, 7.75%, 2015	1,000,000	[a]	1,047,500
Select Medical,
Notes, 7.625%, 2015	1,650,000		1,612,875
Service Corporation International,
Sr. Notes, 7.7%, 2009	1,000,000		1,053,750
Sybron Dental Specialties,
Sr. Sub. Notes, 8.125%, 2012	250,000		269,375
Triad Hospitals,
Sr. Sub. Notes, 7%, 2013	2,000,000		2,062,500
Vanguard Health,
Sr. Sub. Notes, 9%, 2014	1,000,000		1,092,500
WH Holdings/Capital,
Sr. Notes, 9.5%, 2011	810,000		882,900
Warner Chilcott,
Notes, 8.75%, 2015	1,500,000	[a]	1,492,500
Watson Pharmaceuticals,
Conv. Debs., 1.75%, 2023	1,000,000	[b]	987,500
			21,413,430
Industrial—3.3%
Blount,
Sr. Sub. Notes, 8.875%, 2012	1,500,000		1,642,500
Dresser-Rand,
Sr. Sub. Notes, 7.375%, 2014	2,750,000	[a]	2,860,000
General Binding,
Sr. Sub. Notes, 9.375%, 2008	1,000,000		1,022,500
Hexcel,
Sr. Sub. Notes, 6.75%, 2015	1,000,000		1,007,500

The Fund 15

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Industrial (continued)
Koppers,
Notes, 9.875%, 2013	1,500,000		1,672,500
Mueller,
Sr. Sub. Notes, 10%, 2012	2,500,000		2,690,625
Wesco Distribution,
Sr. Sub. Notes, Ser. B, 9.125%, 2008	1,731,000		1,756,965
			12,652,590
Lodging/Hotels—1.6%
Felcor Lodging:
Sr. Notes, 7.78%, 2011	2,250,000	[b]	2,356,875
Sr. Notes, 9%, 2011	750,000	[b]	830,625
Felcor Suites,
Sr. Notes, 7.625%, 2007	500,000		520,000
Gaylord Entertainment,
Sr. Notes, 8%, 2013	1,500,000		1,597,500
Host Marriott:
Notes, Ser. I, 9.5%, 2007	250,000		263,750
Sr. Notes, Ser. G, 9.25%, 2007	500,000		537,500
La Quinta Properties,
Sr. Notes, 8.875%, 2011	200,000		216,500
			6,322,750
Media—Diversified & Services—3.4%
Advanstar Communications:
Secured Notes, 10.75%, 2010	1,550,000		1,761,187
Sr. Sub. Notes, Ser. B, 12%, 2011	900,000		973,125
Canwest Media:
Sr. Notes, Ser. B, 7.625%, 2013	1,000,000		1,075,000
Sr. Sub. Notes, 10.625%, 2011	500,000		542,500
Corus Entertainment,
Sr. Sub. Notes, 8.75%, 2012	1,100,000		1,188,000
Entravision Communications,
Sr. Sub. Notes, 8.125%, 2009	1,425,000		1,508,719
Intelsat Bermuda,
Sr. Notes, 8.695%, 2012	2,500,000	[a,b]	2,556,250
New Skies Satellites,
Sr. Notes, 8.539%, 2011	750,000	[b]	781,875
PanAmSat:
Notes, 9%, 2014	975,000		1,031,062
Sr. Discount Notes, 0/10.375%, 2014	650,000	[c]	450,125

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Media—Diversified & Services (continued)
Quebecor Media,
Sr. Discount Notes, 0/13.75%, 2011	1,250,000 [c]	1,275,000
		13,142,843
Mining & Metals—1.0%
Alpha Natural Resources,
Notes, 10%, 2012	2,000,000 [b]	2,250,000
Foundation PA Coal,
Sr. Notes, 7.25%, 2014	1,500,000	1,584,375
		3,834,375
Non Food & Drug—2.9%
Affinity,
Sr. Sub. Notes, 9%, 2012	1,050,000	1,094,625
Buhrmann U.S.,
Sr. Sub. Notes, 8.25%, 2014	1,650,000	1,703,625
Couche-Tard U.S./Finance,
Sr. Sub. Notes, 7.5%, 2013	1,250,000	1,315,625
Dillards,
Notes, 7.15%, 2007	1,000,000	1,021,250
Jo-Ann Stores,
Sr. Sub. Notes, 7.5%, 2012	1,250,000	1,215,625
Nebraska Book,
Sr. Sub. Notes, 8.625%, 2012	2,500,000	2,418,750
Pantry,
Sr. Sub. Notes, 7.75%, 2014	1,500,000	1,546,875
Petro Stopping Centers/Financial,
Secured Notes, 9%, 2012	1,000,000	1,025,000
		11,341,375
Oil & Gas—3.9%
Chesapeake Energy,
Sr. Notes, 6.5%, 2017	500,000 [a]	512,500
Compagnie Generale de Geophysique,
Notes, 7.5%, 2015	500,000 [a]	530,000
Compton Petroleum,
Sr. Notes, 9.9%, 2009	1,330,000	1,436,400
Comstock Resources,
Sr. Notes, 6.875%, 2012	1,000,000	1,017,500
Denbury Resources,
Notes, 7.5%, 2013	1,150,000	1,219,000

The Fund 17

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Oil & Gas (continued)
Encore Acquisition:
Sr. Sub. Notes, 6%, 2015	1,500,000	[a]	1,470,000
Sr. Sub. Notes, 6.25%, 2014	750,000		750,000
Exco Resources,
Notes, 7.25%, 2011	2,000,000		2,070,000
Harvest Operations,
Sr. Notes, 7.875%, 2011	2,500,000		2,506,250
Premcor Refining,
Sr. Sub. Notes, 7.75%, 2012	1,500,000		1,650,000
Transmontaigne,
Sr. Sub. Notes, 9.125%, 2010	1,250,000		1,318,750
Whiting Petroleum,
Sr. Sub. Notes, 7.25%, 2013	500,000		505,000
			14,985,400
Packaging—2.7%
AEP Industries,
Sr. Notes, 7.875%, 2013	1,000,000	[a]	1,024,684
BWAY,
Sr. Sub. Notes, 10%, 2010	750,000	[b]	802,500
Crown Cork & Seal:
Debs., 7.375%, 2026	500,000		495,000
Debs., 8%, 2023	850,000		871,250
Owens-Brockway Glass Container,
Sr. Notes, 8.25%, 2013	5,000,000		5,375,000
Owens-Illinois,
Sr. Notes, 7.35%, 2008	1,000,000		1,037,500
Silgan,
Sr. Sub. Notes, 6.75%, 2013	1,000,000		1,026,250
			10,632,184
Paper/Forestry—3.4%
Abitibi-Consolidated,
Notes, 5.25%, 2008	1,000,000		962,500
Ainsworth Lumber,
Notes, 7.24%, 2010	1,000,000	[b]	995,000
Boise Cascade,
Notes, 6.474%, 2012	1,500,000	[b]	1,518,750
Caraustar Industries:
Notes, 7.375%, 2009	250,000		250,000
Sr. Sub. Notes, 9.875%, 2011	1,000,000		1,037,500

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Paper/Forestry (continued)
Georgia-Pacific:
Sr. Notes, 8%, 2014	1,000,000		1,100,000
Sr. Notes, 8%, 2024	1,000,000		1,142,500
Graphic Packaging International:
Sr. Notes, 8.5%, 2011	1,050,000		1,102,500
Sr. Sub. Notes, 9.5%, 2013	1,000,000		1,030,000
JSG Funding,
Sr. Notes, 9.625%, 2012	750,000		770,625
Jefferson Smurfit,
Sr. Notes, 7.5%, 2013	1,500,000		1,436,250
Norske Skog Canada,
Sr. Notes, 7.375%, 2014	2,000,000		1,990,000
			13,335,625
Printing & Publishing—2.7%
CBD Media/Finance:
Sr. Notes, 9.25%, 2012	500,000		516,250
Sr. Sub. Notes, 8.625%, 2011	500,000		520,000
Dex Media,
Notes, 8%, 2013	2,200,000		2,348,500
Dex Media West/Finance,
Sr. Sub. Notes, Ser. B, 9.875%, 2013	488,000		554,490
Houghton Mifflin,
Sr. Sub. Notes, 9.875%, 2013	1,400,000		1,519,000
Morris Publishing,
Notes, 7%, 2013	1,000,000		1,011,250
PRIMEDIA:
Sr. Notes, 8%, 2013	1,000,000		1,025,000
Sr. Sub. Notes, 7.625%, 2008	1,000,000		1,013,750
R.H. Donnelley,
Sr. Sub. Notes, 10.875%, 2012	950,000		1,103,188
Yell Finance,
Sr. Discount Notes, 0/13.5%, 2011	650,000	[c]	656,500
			10,267,928
Restaurants—.7%
Dominos,
Sr. Sub. Notes, 8.25%, 2011	1,458,000		1,567,350
Trustreet Properties,
Sr. Notes, 7.5%, 2015	1,000,000	[a]	1,032,500
			2,599,850

The Fund 19

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Support Services—4.9%
Ahern Rentals,
Secured Notes, 9.25%, 2013	1,000,000	[a]	1,027,500
Ashtead,
Secured Notes, 8.625%, 2015	500,000	[a]	526,250
Cardtronics,
Sr. Sub. Notes, 9.25%, 2013	1,500,000	[a]	1,533,750
Coinmach,
Sr. Notes, 9%, 2010	1,500,000		1,560,000
Corrections Corporation of America,
Sr. Notes, 7.5%, 2011	3,300,000		3,427,875
H&E Equipment/Finance,
Notes, 11.125%, 2012	1,000,000		1,122,500
Iron Mountain:
Sr. Sub. Notes, 6.625%, 2016	750,000		714,375
Sr. Sub. Notes, 7.75%, 2015	400,000		411,500
Sr. Sub. Notes, 8.625%, 2013	1,000,000		1,056,250
Mac-Gray,
Sr. Notes, 7.625%, 2015	1,250,000	[a]	1,296,875
Mobile Mini,
Sr. Notes, 9.5%, 2013	2,000,000		2,230,000
Monitronics International,
Sr. Sub. Notes, 11.75%, 2010	1,250,000	[b]	1,281,250
Neff Rental/Finance,
Secured Notes, 11.25%, 2012	1,000,000	[a]	1,070,000
Williams Scotsman,
Sr. Notes, 9.875%, 2007	1,500,000		1,507,500
			18,765,625
Technology—3.2%
Communications & Power Industries,
Sr. Sub. Notes, 8%, 2012	1,000,000		1,037,500
Lucent Technologies:
Debs., 6.45%, 2029	2,000,000		1,765,000
Notes, 5.5%, 2008	500,000		503,750
Notes, 7.25%, 2006	1,000,000		1,025,000
Sungard Data Systems:
Sr. Notes, 9.125%, 2013	2,000,000	[a]	2,110,000
Sr. Sub. Notes, 10.25%, 2015	2,000,000	[a]	2,100,000
Syniverse Technologies,
Sr. Sub. Notes, 7.75%, 2013	1,250,000	[a]	1,281,250

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Technology (continued)
UGS,
Notes, 10%, 2012	1,000,000		1,125,000
Vishay Intertechnology,
Conv. Sub. Notes, 3.625%, 2023	500,000		493,750
Xerox Capital Trust I,
Capital Securities, 8%, 2027	1,000,000		1,045,000
			12,486,250
Telecommunications—9.9%
Airgate,
Notes, 7.349%, 2011	2,250,000	[b]	2,345,625
Alamosa Delaware,
Sr. Discount Notes, 0/12%, 2009	500,000	[c]	560,000
American Cellular,
Sr. Notes, Ser. B, 10%, 2011	2,000,000		2,140,000
American Tower:
Conv. Sr. Notes, 3%, 2012	750,000		973,125
Sr. Notes, 7.125%, 2012	1,000,000		1,052,500
Call-Net Enterprises,
Sr. Secured Notes, 10.625%, 2008	250,000		268,750
Centennial Cellular Operating/Communications:
Sr. Notes, 8.125%, 2014	1,500,000	[b]	1,601,250
Sr. Notes, 10.125%, 2013	1,000,000		1,120,000
Cincinnati Bell:
Sr. Notes, 7%, 2015	1,000,000	[a]	990,000
Sr. Notes, 7.25%, 2013	500,000		538,750
Sr. Sub. Notes, 8.375%, 2014	1,500,000		1,522,500
Citizens Communications,
Sr. Notes, 6.25%, 2013	1,350,000		1,311,188
Eircom Funding,
Notes, 8.25%, 2013	1,500,000		1,620,000
LCI International,
Sr. Notes, 7.25%, 2007	2,000,000		1,980,000
MCI:
Sr. Notes, 6.908%, 2007	500,000	[b]	506,250
Sr. Notes, 7.688%, 2009	1,500,000	[b]	1,563,750
Sr. Notes, 8.735%, 2014	1,250,000	[b]	1,403,125
Nextel Communications,
Sr. Notes, Ser. D, 7.375%, 2015	3,000,000		3,242,781

The Fund 21

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Telecommunications (continued)
Qwest:
Sr. Notes, 6.671%, 2013	1,000,000	[a,b]	1,052,500
Sr. Notes, 7.625%, 2015	1,250,000	[a]	1,287,500
Qwest Capital Funding,
Notes, 6.375%, 2008	2,000,000		1,970,000
Qwest Services,
Secured Notes, 13.5%, 2010	1,000,000	[b]	1,157,500
Rogers Wireless,
Secured Notes, 6.535%, 2010	1,000,000	[b]	1,047,500
Rural Cellular:
Secured Notes, 7.91%, 2010	250,000	[b]	260,000
Secured Notes, 8.25%, 2012	1,000,000		1,055,000
SBA Telecommunications/Communications,
Sr. Discount Notes, 0/9.75%, 2011	500,000	[c]	461,250
Time Warner Telecom,
Notes, 9.25%, 2014	1,000,000		1,020,000
U.S. Unwired,
Secured Notes, Ser. B, 7.66%, 2010	1,000,000	[b]	1,045,000
Ubiquitel Operating,
Sr. Notes, 9.875%, 2011	1,000,000		1,120,000
Valor Telecom Enterprise,
Sr. Notes, 7.75%, 2015	2,000,000	[a]	1,975,000
			38,190,844
Textiles & Apparel—1.9%
Levi Strauss & Co.:
Sr. Notes, 8.254%, 2012	1,500,000	[b]	1,515,000
Sr. Notes, 12.25%, 2012	1,000,000		1,128,750
Oxford,
Sr. Notes, 8.875%, 2011	750,000		808,125
Perry Ellis International,
Sr. Sub. Notes, Ser. B, 8.875%, 2013	500,000		525,000
Phillips Van-Heusen:
Sr. Notes, 7.25%, 2011	500,000		525,000
Sr. Notes, 8.125%, 2013	1,500,000		1,627,500
Warnaco,
Sr. Notes, 8.875%, 2013	1,000,000		1,100,000
			7,229,375

22

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Transportation—.5%
CHC Helicopter:
Sr. Sub. Notes, 7.375%, 2014	250,000		255,312
Sr. Sub. Notes, 7.375%, 2014	750,000	[a]	765,937
GulfMark Offshore,
Notes, 7.75%, 2014	1,000,000	[b]	1,072,500
			2,093,749
Utilities—5.8%
AES:
Sr. Notes, 8.75%, 2008	500,000		535,000
Sr. Notes, 9.5%, 2009	250,000		276,875
Allegheny Energy Supply:
Bonds, 8.25%, 2012	1,500,000	[a,b]	1,695,000
Notes, 7.8%, 2011	1,000,000		1,100,000
Edison Mission Energy,
Sr. Notes, 7.73%, 2009	4,000,000		4,250,000
El Paso:
Notes, 6.375%, 2009	500,000		490,000
Notes, 7.75%, 2010	2,000,000		2,060,000
Sr. Notes, 7.625%, 2007	500,000	[a,b]	513,750
Inergy/Finance,
Sr. Notes, 6.875%, 2014	650,000	[a]	637,000
MSW Energy/Finance:
Notes, Ser. B, 7.375%, 2010	1,000,000		1,045,000
Sr. Secured Notes, Ser. B, 8.5%, 2010	500,000		540,000
Mission Energy,
Sr. Secured Notes, 13.5%, 2008	1,500,000		1,792,500
Reliant Energy,
Secured Notes, 6.75%, 2014	1,000,000		990,000
Semco Energy,
Sr. Notes, 7.75%, 2013	1,000,000		1,063,045
Sierra Pacific Resources,
Sr. Notes, 7.803%, 2012	750,000		810,032
Southern Star Central,
Sr. Secured Notes, 8.5%, 2010	750,000		813,750
Suburban Propane Partners,
Sr. Notes, 6.875%, 2013	700,000	[a]	682,500

The Fund 23

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Utilities (continued)
Tennessee Gas Pipeline,
Debs., 7.5%, 2017	1,500,000	1,677,635
Texas Genco/Financing,
Sr. Notes, 6.875%, 2014	1,500,000 [a]	1,563,750
		22,535,837
Total Bonds and Notes
(cost $350,114,168)		360,139,084

Preferred Stocks—2.6%	Shares	Value ($)

Automotive—.5%
General Motors,
Conv., Ser. A, $1.125	78,970	1,903,177
Broadcasting/Media—.3%
Spanish Broadcasting Systems,
Cum., Ser. B, $ 2.6875	1,068	1,167,491
Entertainment/Leisure—.2%
Six Flags,
Cum. Conv., $ 1.8125	40,000	924,000
Packaging—.2%
Owens-Illinois,
Conv., $ 2.375	20,000	820,000
Paper/Forestry—.1%
Smurfit-Stone Container,
Cum. Conv., Ser. A, $ 1.75	15,052	354,294
Telecommunications—1.3%
Crown Castle International,
Cum. Conv., $ 3.125	100,000	5,075,000
Total Preferred Stocks
(cost $9,346,788)		10,243,962

24

Other Investments—2.7%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $10,306,000)	10,306,000 [d]	10,306,000

Total Investments (cost $369,766,956)	98.5%	380,689,046
Cash and Receivables (Net)	1.5%	5,932,289
Net Assets	100.0%	386,621,335

[a] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2005, these securities amounted to $52,923,683 or 13.7% of net assets.
[b] Variable rate security—interest rate subject to periodic change.
[c] Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
[d] Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Telecommunications	9.9	Oil & Gas	3.9
Gaming	7.2	Paper/Forestry	3.4
Utilities	5.8	Media-Diversified & Services	3.4
Health Care	5.5	Industrial	3.3
Chemicals	5.4	Aerospace/Defense	3.3
Cable/Media	4.9	Technology	3.2
Support Services	4.9	Other	30.5
Consumer Products	3.9		98.5

† Based on net assets See notes to financial statements.

The Fund 25

STATEMENT OF ASSETS AND LIABILITIES August 31, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	359,460,956	370,383,046
Affiliated issuers	10,306,000	10,306,000
Dividends and interest receivable		6,908,222
Receivable for investment securities sold		945,313
Receivable for shares of Common Stock subscribed		291,157
Prepaid expenses		37,827
		388,871,565

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		481,416
Cash overdraft due to custodian		38,758
Payable for investment securities purchased		967,227
Payable for shares of Common Stock redeemed		636,710
Accrued expenses		126,119
		2,250,230

Net Assets ($)		386,621,335

Composition of Net Assets ($):
Paid-in capital		377,417,247
Accumulated undistributed investment income—net		2,258,973
Accumulated net realized gain (loss) on investments		(3,976,975)
Accumulated net unrealized appreciation
(depreciation) on investments		10,922,090

Net Assets ($)		386,621,335

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	162,253,896	70,228,194	140,505,026	13,634,219
Shares Outstanding	11,748,790	5,088,896	10,200,945	985,044

Net Asset Value Per Share ($)	13.81	13.80	13.77	13.84

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2005
Investment Income ($):
Income:
Interest	30,186,403
Cash dividends:
Unaffiliated issuers	326,923
Affiliated issuers	338,626
Total Income	30,851,952
Expenses:
Management fee—Note 3(a)	3,197,641
Distribution fees—Note 3(b)	1,530,252
Shareholder servicing costs—Note 3(c)	1,417,527
Registration fees	52,103
Professional fees	51,676
Prospectus and shareholders' reports	39,518
Custodian fees—Note 3(c)	37,788
Directors' fees and expenses—Note 3(d)	28,378
Commitment fees	2,036
Miscellaneous	52,797
Total Expenses	6,409,716
Less—expense reduction in custody fees
due to earnings credits—Note 1(b)	(6,340)
Net Expenses	6,403,376
Investment Income—Net	24,448,576

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,036,037
Net unrealized appreciation (depreciation) on investments	(1,048,173)
Net Realized and Unrealized Gain (Loss) on Investments	(12,136)
Net Increase in Net Assets Resulting from Operations	24,436,440

See notes to financial statements.

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,

	2005	2004

Operations ($):
Investment income—net	24,448,576	23,106,695
Net realized gain (loss) on investments	1,036,037	(1,721,640)
Net unrealized appreciation
(depreciation) on investments	(1,048,173)	9,149,527
Net Increase (Decrease) in Net Assets
Resulting from Operations	24,436,440	30,534,582

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(12,173,960)	(11,324,959)
Class B shares	(4,404,439)	(3,695,052)
Class C shares	(8,989,731)	(7,348,141)
Class R shares	(843,201)	(285,877)
Total Dividends	(26,411,331)	(22,654,029)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	82,171,216	150,807,247
Class B shares	13,182,240	31,788,716
Class C shares	42,135,221	96,003,225
Class R shares	5,061,404	12,665,028
Dividends reinvested:
Class A shares	7,731,361	7,249,919
Class B shares	2,228,325	1,911,708
Class C shares	3,980,341	3,092,298
Class R shares	486,566	175,060
Cost of shares redeemed:
Class A shares	(111,560,493)	(94,524,848)
Class B shares	(14,423,072)	(11,251,572)
Class C shares	(59,949,019)	(22,441,129)
Class R shares	(3,149,062)	(3,840,027)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(32,104,972)	171,635,625
Total Increase (Decrease) in Net Assets	(34,079,863)	179,516,178

Net Assets ($):
Beginning of Period	420,701,198	241,185,020
End of Period	386,621,335	420,701,198
Undistributed investment income—net	2,258,973	2,469,620

	Year Ended August 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	5,893,179	10,928,343
Shares issued for dividends reinvested	558,541	528,411
Shares redeemed	(8,035,927)	(6,914,083)
Net Increase (Decrease) in Shares Outstanding	(1,584,207)	4,542,671

Class B [a]
Shares sold	945,418	2,309,911
Shares issued for dividends reinvested	160,934	139,430
Shares redeemed	(1,044,806)	(817,624)
Net Increase (Decrease) in Shares Outstanding	61,546	1,631,717

Class C
Shares sold	3,018,611	6,967,475
Shares issued for dividends reinvested	288,070	225,871
Shares redeemed	(4,340,256)	(1,643,033)
Net Increase (Decrease) in Shares Outstanding	(1,033,575)	5,550,313

Class R
Shares sold	364,516	923,696
Shares issued for dividends reinvested	35,011	12,804
Shares redeemed	(226,260)	(277,359)
Net Increase (Decrease) in Shares Outstanding	173,267	659,141

[a]	During the period ended August 31, 2005, 66,274 Class B shares representing $913,627 were automatically converted to 66,249 Class A shares and during the period ended August 31, 2004, 39,315 Class B shares representing $540,340 were automatically converted to 39,303 Class A shares.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.85	13.39	12.50
Investment Operations:
Investment income—net [b]	.85	.92	.48
Net realized and unrealized
gain (loss) on investments	.02	.45	.70
Total from Investment Operations	.87	1.37	1.18
Distributions:
Dividends from investment income—net	(.91)	(.91)	(.29)
Net asset value, end of period	13.81	13.85	13.39

Total Return (%) [c]	6.47	10.40	9.55[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15	1.18	1.33[e]
Ratio of net expenses to average net assets	1.14	1.16	1.25[e]
Ratio of net investment income
to average net assets	6.09	6.60	6.31[e]
Portfolio Turnover Rate	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	162,254	184,674	117,731

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

		Year Ended August 31,

Class B Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.84	13.38	12.50
Investment Operations:
Investment income—net [b]	.78	.84	.44
Net realized and unrealized
gain (loss) on investments	.02	.45	.70
Total from Investment Operations	.80	1.29	1.14
Distributions:
Dividends from investment income—net	(.84)	(.83)	(.26)
Net asset value, end of period	13.80	13.84	13.38

Total Return (%) [c]	5.91	9.83	9.24[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.72	1.88[e]
Ratio of net expenses to average net assets	1.67	1.71	1.75[e]
Ratio of net investment income
to average net assets	5.57	6.06	5.77[e]
Portfolio Turnover Rate	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	70,228	69,573	45,444

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)
		Year Ended August 31,

Class C Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.81	13.36	12.50
Investment Operations:
Investment income—net [b]	.74	.81	.43
Net realized and unrealized
gain (loss) on investments	.02	.45	.68
Total from Investment Operations	.76	1.26	1.11
Distributions:
Dividends from investment income—net	(.80)	(.81)	(.25)
Net asset value, end of period	13.77	13.81	13.36

Total Return (%) [c]	5.66	9.53	9.00[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.90	1.96	2.11[e]
Ratio of net expenses to average net assets	1.90	1.94	2.00[e]
Ratio of net investment income
to average net assets	5.33	5.82	5.64[e]
Portfolio Turnover Rate	62.54	62.65	21.71[d]

Net Assets, end of period ($ x 1,000)	140,505	155,189	75,962

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.

		Year Ended August 31,

Class R Shares	2005	2004	2003 [a]

Per Share Data ($):
Net asset value, beginning of period	13.88	13.42	12.50
Investment Operations:
Investment income—net [b]	.90	.94	.42
Net realized and unrealized
gain (loss) on investments	.01	.46	.80
Total from Investment Operations	.91	1.40	1.22
Distributions:
Dividends from investment income—net	(.95)	(.94)	(.30)
Net asset value, end of period	13.84	13.88	13.42

Total Return (%)	6.76	10.75	9.80[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.90	1.35[d]
Ratio of net expenses to average net assets	.84	.90	1.00[d]
Ratio of net investment income
to average net assets	6.41	6.92	6.11[d]
Portfolio Turnover Rate	62.54	62.65	21.71[c]

Net Assets, end of period ($ x 1,000)	13,634	11,265	2,048

[a]	From January 31, 2003 (commencement of operations) to August 31, 2003.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
[d]	Annualized.
See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier High Income Fund (the "fund") is a separate diversified series of Dreyfus Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to maximize total return consistent with capital preservation and prudent risk management. The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Shenkman Capital Management, Inc. ("Shenkman") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors.Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on dispo-

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

sition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credit from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends payable to shareholders are recorded by the fund on the ex-dividend date.The fund declares and pays dividends from investment income-net monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

On August 31, 2005, the Board of Directors declared a cash dividend per share of $.077 for Class A, $.071 for Class B, $.069 for Class C and

$.08 for Class R from undistributed investment income-net, payable on September 1, 2005 (ex-dividend date) to shareholders of record as of the close of business on August 31, 2005.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,258,973, accumulated capital losses $2,747,539 and unrealized appreciation $9,692,654.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2005. If not applied, $591,715 of the carryover expires in fiscal 2012 and $2,155,824 expires in fiscal 2013.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2005 and August 31, 2004, were as follows: ordinary income $26,411,331 and $22,654,029, respectively.

During the period ended August 31,2005,as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and consent fees, the fund increased accumulated undistributed investment income-net by $1,752,108, decreased accumulated net realized gain (loss) on investments by $2,221,479 and increased paid-in capital by $469,371. Net assets were not affected by this reclassification

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Shenkman, Dreyfus pays Shenkman a fee payable monthly at the annual rate of .30% of the value of the fund's average daily net assets.

During the period ended August 31, 2005, the Distributor retained $64,092 from commissions earned on sales of the fund's Class A shares, and $227,350 and $40,520 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2005, Class B and Class C shares were charged $365,756 and $1,164,496, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2005, Class A, Class B and Class C shares were charged $463,500, $182,878 and $388,165, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2005, the fund was charged $149,517 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement to provide custodial services for the fund. During the period ended August 31, 2005, the fund was charged $37,788 pursuant to the custody agreement.

During the period ended August 31, 2005, the fund was charged $2,520 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $246,387, Rule 12b-1 distribution plan fees $119,693, shareholder services plan fees $79,290, custodian fees $9,963, chief compliance officer fees $1,533 and transfer agency per account fees $24,550.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests it available cash in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2005, amounted to $252,409,386, and $270,275,507, respectively.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2005, the cost of investments for federal income tax purposes was $370,996,392; accordingly, accumulated net unrealized appreciation on investments was $9,692,654, consisting of $11,413,289 gross unrealized appreciation and $1,720,635 gross unrealized depreciation.

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds") in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The

Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus Premier High Income Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier High Income Fund (one of the funds comprising Dreyfus Bond Funds, Inc.) as of August 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of August 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier High Income Fund at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York October 11, 2005

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 1.24% of the ordinary dividends paid during the fiscal year ended August 31, 2005 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $564,824 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
• Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
William Hodding Carter III (70)
Board Member (1988)
Principal Occupation During Past 5 Years:
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)
Other Board Memberships and Affiliations:
• Independent Sector, Director
• The Century Foundation, Director
• The Enterprise Corporation of the Delta, Director
• Foundation of the Mid-South, Director
No. of Portfolios for which Board Member Serves: 11
———————
Ehud Houminer (65)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University
• Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
• Avnet Inc., an electronics distributor, Director
• International Advisory Board to the MBA Program School of Management, Ben Gurion
University, Chairman
• Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36

Richard C. Leone (65)
Board Member (1976)
Principal Occupation During Past 5 Years:
• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
No. of Portfolios for which Board Member Serves: 11
———————
Hans C. Mautner (67)
Board Member (1978)
Principal Occupation During Past 5 Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
• Director and Vice Chairman of Simon Property Group (1998-2003)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
• Capital and Regional PLC, a British co-investing real estate asset manager, Director
• Member - Board of Managers of:
Mezzacappa Long/Short Fund LLC
Mezzacappa Multi-Strategy Fund LLC
Mezzacappa Multi-Strategy Plus Fund LLC
No. of Portfolios for which Board Member Serves: 11
———————
Robin A. Melvin (41)
Board Member (1995)
Principal Occupation During Past 5 Years:
• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America's young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11
———————
John E. Zuccotti (68)
Board Member (1977)
Principal Occupation During Past 5 Years:
• Chairman of Brookfield Financial Properties, Inc.
No. of Portfolios for which Board Member Serves: 11
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 45

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Manager since October 1998.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since July 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since August 1981.

ERIK D. NAVILOFF, Assistant Treasurer since January 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 47

NOTES

For More Information

Dreyfus Premier	Custodian

High Income Fund
Mellon Bank, N.A.
200 Park Avenue
One Mellon Bank Center
New York, NY 10166
Pittsburgh, PA 15258

Investment Adviser	Transfer Agent &

The Dreyfus Corporation	Dividend Disbursing Agent

200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue

Sub-Investment Adviser	New York, NY 10166

Shenkman Capital Management, Inc.	Distributor

461 Fifth Avenue
Dreyfus Service Corporation
New York, NY 10017
200 Park Avenue

New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0115AR0805

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $67,620 in 2004 and $73,301 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2004 and $4,725 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $218,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $7,969 in 2004 and $6,493 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,025 in 2004 and $1,863 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $557,202 in 2004 and $1,013,651 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Bond Funds, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	October 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	October 28, 2005

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	October 28, 2005

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)